Exhibit 77Q1
Form of amended Schedule A to the Investment Subadvisory Agreement, dated March 31, 2008, between RidgeWorth Capital Management, Inc. and Silvant Capital Management LLC is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement of Form N1-A (Nos. 033-45671 and 811-06557 ) filed with the SEC on May 27, 2011.